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                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

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                                                               FORM 8-K
                                                            CURRENT REPORT

                                Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

                                           Date of Report (Date of Earliest Event Reported):
                                                          September 19, 2004

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                                                      The Walt Disney Company
                                        (Exact name of registrant as specified in its charter)

                                                               Delaware
                                            (State or other jurisdiction of incorporation)

                          1-11605                                                   95-4545390
                 (Commission File Number)                               (IRS Employer Identification No.)

               500 South Buena Vista Street
                    Burbank, California                                               91521
         (Address of principal executive offices)                                   (Zip Code)

                                                            (818) 560-1000
                                         (Registrant's telephone number, including area code)

                                                            Not applicable
                                        (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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     Item 1.01  Entry into a Material Definitive Agreement.

     (a)  Amendment to Amended and Restated 1995 Stock Incentive Plan

     On September 19, 2004, the Compensation Committee of the Board of Directors of the Registrant approved an amendment of the
Registrant's Amended and Restated 1995 Stock Incentive Plan to reflect the Registrant's longstanding policy with respect to the repricing of stock options or stock appreciation rights.  The amendment added a new Section 4(e) to the Plan, reading in its entirety as follows:

    "(e) Subject to the anti-dilution adjustment provisions contained in Section 8 of the Plan, without the prior approval of
Disney's shareholders, evidenced by a majority of votes cast, neither the Committee nor the Board shall cause the cancellation, substitution or amendment of a stock option or stock appreciation right that would have the effect of reducing the exercise price or base price of such an award previously granted under the Plan, or otherwise approve any modification to such an award that would be treated as a `repricing' under the then applicable rules, regulations or listing requirements adopted by the New York Stock
Exchange."

     (b)  Management Incentive Bonus Program

     On September 19, 2004, the Compensation Committee of the Board of Directors of the Registrant approved a redesigned
Management Incentive Bonus Program.  The new program, which will be implemented in the Registrant's 2005 fiscal year beginning
October 1, 2004, will apply to all of the Registrant's bonus-eligible employees.

     Under the program, 70% of the annual bonus compensation determination for the most senior corporate executives and 70% of the bonus pool determination for other corporate executives and managers will be based on performance against specific financial measures established at the outset of each fiscal year by the Compensation Committee. The remaining 30% will be based upon the
Committee's assessment of other individual and company-wide performance objectives and factors. The most senior corporate executives' bonuses will also be subject to further adjustment up or down by as much as 20%, depending upon how the Registrant's earnings per share (EPS) performance for the year compares to EPS performance of the Standard & Poor's 500 Index of companies over the same period. For executives and managers at the Registrant's business segments, 50% of the bonus pool determination will be based on segment-level financial performance, 20% based on a combination of overall company financial and other performance objectives, and 30% based on performance against other segment-level goals.

     Under the new program, the Compensation Committee will set specific target performance measures at the beginning of each year. These targets will be based upon a review of the annual operating plan of the company as a whole and any relevant business segment, considered in the context of prior years' results and other factors.

     For fiscal year 2005, the overall company-level financial performance measures relevant to the bonus determination will be targeted levels of:

     1. Operating income,
     2. Earnings per share (EPS),
     3. After-tax free cash flow (defined as cash flow from operations less investments in parks, resorts and other properties), and
     4. Economic profit (defined as net operating profit after tax, minus a charge for capital employed in the business, based on the cost of capital).

For executive officers whose compensation is subject to Section 162(m) of the Internal Revenue Code, bonuses intended to comply with
Section 162(m)'s requirements will also continue to be subject to an additional financial performance test set pursuant to the
Registrant's 2002 Executive Performance Plan.

     The following tables summarize the weighting of performance measures to be applied in the new program:

---------------------------------- -------------------------- ------------------------------- -----------------
                                                                Performance Against Other
                                    Overall Company-level       Corporate Objectives and
                                     Financial Performance               Factors                   Total
---------------------------------- -------------------------- ------------------------------- -----------------
Senior Corporate Executive Bonus              70%                          30%                      100%
Determination  and Bonus Pool
Determination for other
Corporate Executives and Managers
---------------------------------- -------------------------- ------------------------------- -----------------

     Segment-level financial performance measures will vary among the Registrant's lines of business because the drivers of value differ by line of business.  Bonus pools for segment-level management will be determined principally by segment financial performance, although they will also be tied to overall Registrant performance, as shown below:

------------------------------- ------------------- ------------------- --------------------- ---------------
                                                                         Performance Against
                                     Overall          Segment Level      Other Segment-level
                                  Company-Level         Financial          Objectives and
                                   Performance         Performance            Factors              Total
------------------------------- ------------------- ------------------- --------------------- ---------------
Segment-level Bonus Pool               20%                 50%                  30%                100%
Determination
------------------------------- ------------------- ------------------- --------------------- ---------------

     Evaluating performance against other corporate-wide and segment-level objectives provides the Registrant with the ability to set goals and reward managers and executives for performance beyond purely financial measures, including, for example, exceptional leadership, creativity, collaboration, diversity initiatives, crisis management and other activities that are critical to driving long-term value for the shareholders of the Registrant.

     In setting individual target bonuses for the most senior corporate executives and bonus pool levels for all other bonus eligible employees at the beginning of each fiscal year, the Committee will consider a range of factors, including (but not limited
to) a review of peer group compensation both within the entertainment industry and more broadly and the level of growth reflected in the Registrant's annual operating plan.

     The Compensation Committee will also have discretion as to whether annual bonuses for the Registrant's most senior corporate executive officers will be paid in cash, restricted stock, restricted stock units or a combination.  The Committee will also retain discretion, in appropriate circumstances, to grant a lower bonus or no bonus at all.

     The Registrant will implement the redesigned program over the coming months, and reserves the right to make adjustments to program components as it deems appropriate to ensure that the program appropriately serves the objectives for which it was designed.

                                                              Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            The Walt Disney Company

                                            By:  /s/ David K. Thompson
                                                 --------------------------------------
                                                 David K. Thompson
                                                 Senior Vice President,
                                                 Deputy General Counsel - Corporate and
                                                 Corporate Secretary

Date:   September 23, 2004